UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 7, 1999

                               COMCAST CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                000-06983                 23-1709202
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS employer
   of incorporation)                file number)            identification no.)

             1500 Market Street, Philadelphia, PA          19102-2148
           ----------------------------------------------------------
             (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (215) 665-1700
                                                           --------------

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ITEM 5.   OTHER EVENTS

On July 7, 1999, Comcast Corporation completed the sale of its indirect wholly-owned subsidiary, Comcast Cellular Corporation ("Comcast Cellular") to SBC Communications Inc. for $361.1 million in cash and the assumption of $1.315 billion of Comcast Cellular debt.

As of March 31, 1999, Comcast Cellular provided telephone communications services pursuant to licenses granted by the Federal Communications Commission to more than 862,000 subscribers in and around the City of Philadelphia, the state of Delaware and a significant portion of the State of New Jersey.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     COMCAST CORPORATION

Dated: July 22, 1999                 By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Vice President and Corporate Controller

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